                          [PACIFIC CAPITAL FUNDS LOGO]

                               CLASS A/B/Y SHARES

                 PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 2003
                      TO PROSPECTUS DATED DECEMBER 1, 2002

The following information replaces the information in the section entitled "Fund Management - Portfolio Managers" commencing on page 61 of the Class A/B Prospectus and page 49 of the Class Y Prospectus:

FUND MANAGEMENT

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Management of the Funds is coordinated by the Adviser's registered investment adviser unit, which is staffed with 19 people, including 2 Chartered Financial Analysts and 5 MBAs. The Adviser's Equity Investment Team is responsible for managing the Growth Stock, Growth and Income and Value Funds. Individual portfolio managers are responsible for managing the other Funds.

GROWTH STOCK FUND, GROWTH AND INCOME AND VALUE FUNDS. Effective March 1, 2003, the Equity Investment Team of the Asset Management Group of Bank of Hawaii is responsible for managing these three Funds. Team members include Bill Barton, Howard Hodel, Clyde Powers, Teresa Yee, and Laughon Byrant. Mr. Barton has been the Chief Investment Officer of the Adviser and its predecessor division of Bank of Hawaii since 1981. Mr. Hodel, Manager of the Adviser's registered investment adviser unit, has been head of Bank of Hawaii's Investment Services Group Analytics and Risk Management since January 2003; previously he served at Bank of America from 1994 to 2003 as the Managing Director of Market Risk Control Investments, and from 1987 to 1994 as Vice President in Corporate Finance. Mr. Powers, CFA, a Vice President of the Adviser, joined the Adviser in 1997; he previously served as a Portfolio Manager for Amcore Investment Group from 1995 to 1997, and as Managing Director-Investment Operations for Union Capital Advisors from 1984 to 1995. Ms. Yee, a Vice President and Portfolio Manager of the Adviser, joined the Adviser in 1998; previously she served as an Equity Analyst from 1993 to 1997 at CIBC Oppenheimer. Mr. Bryant, an Assistant Vice President, has served the Adviser as a Securities Analyst since 1997; previously he served as Portfolio Manager from 1993 to 1997 in First Hawaiian Bank's Trust and Investments Division. In anticipation of Mr. Barton's scheduled retirement in May 2003, the Adviser has launched a nationwide search for a successor Chief Investment Officer with a strong equity track record.

SMALL CAP FUND. A team led by Mark Stuckelman is responsible for the day-to-day management of the Fund. Mr. Stuckelman, Lead Portfolio Manager, has 12 years investment experience. Prior to joining NACM in 1995, Mr. Stuckelman was a senior quantitative analyst with Wells Fargo Bank's Investment Management Group.

NEW ASIA GROWTH FUND. Kes Visuvalingam, CFA, is responsible for day-to-day management of the Fund. Mr. Visuvalingam, Director of Asian Equities for First State Investments Asia, heads a team of 8 investment professionals based in Hong Kong and Singapore. He has 2 years prior investment management experience with Murray Johnstone Asia and UBS Brinson Asset Management, based in London, Chicago and Singapore. He is assisted in the management of the group's investments within North Asia by Martin Lau, CFA. Mr. Lau is based in Hong Kong and has 7 years of investment experience managing Greater China and regional portfolios. The Asian investment operations cooperate closely with the UK-based Global Emerging Markets team, headed by Angus Tulloch. Mr. Tulloch has over 20 years of investment experience. He has been managing clients' assets for the firm since 1988. Prior to this, he was a Chartered Accountant at Whinney Murray and Company and a regional analyst at Cazenove & Co. (Hong Kong).

INTERNATIONAL STOCK FUND. A team led by Loretta Morris is responsible for the day-to-day management of the Fund. Ms. Morris, who is responsible for portfolio management and research at NACM since 1990, has 11 years prior investment experience, including portfolio management with Collins Associates.

TAX-FREE SECURITIES FUND AND TAX-FREE SHORT INTERMEDIATE SECURITIES
FUND. Effective March 1, 2003, Robert Crowell, Executive Vice President of Bank of Hawaii and Senior Portfolio Manager on the Fixed Income Investment Team of the Asset Management Group of Bank of Hawaii, is responsible for the day-to-day management of these two Funds. Mr. Crowell has been with Bank of Hawaii for 33 years. As Chief Investment Officer of the Treasury Group, he also manages the Bank's $3 billion investment portfolio. From 1984 to 1993, he was the principal of the Bank's Municipal Securities Dealer operations.

DIVERSIFIED FIXED INCOME FUND. Janet E. Katakura, Vice President, and Senior Portfolio Manager of the Fixed Income Investment Team of the Asset Management Group of Bank of Hawaii, has been primarily responsible for the day-to-day management of the Fund since its inception. Ms. Katakura joined the adviser as a Portfolio Manager in 1983.

ULTRA SHORT GOVERNMENT FUND AND SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND. Edward Haik, Vice President of the Asset Management Group of Bank of Hawaii, is the Portfolio Manager for these two Funds. Mr. Haik has 11 years prior experience in the investment industry, his most recent six years as a portfolio manager at The Asset Management Group of Bank of Hawaii. Prior to joining the Adviser, he held positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch.

The Statement of Additional Information has more detailed information about the Adviser and other service providers.
--------------------------------------------------------------------------------

 INVESTORS SHOULD RETAIN THIS SUPPLEMENT (IN ADDITION TO ANY OTHER SUPPLEMENTS)
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.